Accounts Receivable Securitization Programs	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Accounts Receivable Securitization Programs

Note 9 Accounts Receivable Securitization Programs

U.S. Accounts Receivables Securitization Program

We and a group of our U.S. operating subsidiaries maintain an accounts receivable securitization program with two banks and issuers of commercial paper administered by these banks. As of December 31, 2013, the maximum purchase limit for receivable interests was $125 million, subject to the availability limits described below.

The amounts available from time to time under the program may be less than $125 million due to a number of factors, including but not limited to our credit ratings, trade receivable balances, the creditworthiness of our customers and our receivables collection experience. During 2013, the level of eligible assets available under the program was lower than $125 million primarily due to our current credit ratings. As a result, the amount available to us under the program was $94 million at December 31, 2013. Although we do not believe that these restrictive provisions presently materially restrict our operations, if an additional event occurs that triggers one of these restrictive provisions, we could experience a further decline in the amounts available to us under the program or termination of the program.

This program expires annually in September and is renewable. In September 2013, before the expiration of the program, we extended the expiration date of the program to September 2014.

European Accounts Receivables Securitization Program

In February 2013, we entered into a European accounts receivable securitization and purchase program with a special purpose vehicle, or SPV, two banks and a group of our European subsidiaries and in the second quarter of 2013, we added two additional subsidiaries into the program. The maximum purchase limit for receivable interests is €95 million, ($131 million USD equivalent) subject to availability limits. This program expires annually in February and is renewable. Before the expiration of the program, we extended the expiration date of the program to February 2015 and also added two additional subsidiaries into the program. The terms and provisions of this program are similar to our U.S. program discussed above. As of December 31, 2013, the amount available under this program was €84 million ($115 million USD equivalent).

The European program is structured to be a securitization of certain trade receivables that are originated by certain of our European subsidiaries. We do not have an equity interest in the SPV. However, since we are considered the primary beneficiary of the SPV, it meets the criteria to be classified as a variable interest entity and is included in our consolidated financial statements. Any activity between the participating subsidiaries and the SPV is eliminated in consolidation. Loans from the banks to the SPV are classified as short-term borrowings in our financial statements.

As of December 31, 2013 and December 31, 2012, we had no amounts outstanding under either the U.S. or European program, and we did not utilize these programs during 2013. Under limited circumstances, the banks and the issuers of commercial paper can end purchases of receivables interests before the above expiration dates. A failure to comply with debt leverage or various other ratios related to our receivables collection experience could result in termination of the receivables programs. We were in compliance with these ratios at December 31, 2013 and December 31, 2012, as applicable.